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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                     Date of Report       October 31, 1995

                       (Date of earliest event reported)


                        REPUBLIC WASTE INDUSTRIES, INC.

             (Exact name of registrant as specified in its charter)


   Delaware                         0-9787                         73-1105145
   --------                         ------                         ----------
(State of other                 (Commission File                (I.R.S. Employer
 jurisdiction                       Number)                      Identification
of incorporation)                                                     No.)


                            200 East Las Olas Blvd.
                                   Suite 1400
                         Ft. Lauderdale, Florida 33301

                    (Address of principal executive offices)

       Registrant's telephone number, including area code (305) 627-6000


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         With respect to each contract, agreement or other document referred to herein and filed with the Securities and Exchange Commission (the "Commission") as an exhibit to this report, reference is made to the exhibit for a more complete description of the matter involved, and each such statement shall be deemed qualified in its entirety by such reference.


ITEM 5.  OTHER EVENTS.


PROPOSED ACQUISITION OF GARBAGE DISPOSAL SERVICE, INC.

         MERGER AGREEMENT. On October 31, 1995, Republic Waste Industries, Inc., a Delaware corporation ("Republic"), a newly-formed North Carolina corporation and wholly-owned subsidiary of Republic ("RWI/GDS Merger Sub"), Garbage Disposal Service, Inc., a North Carolina corporation ("GDS"), and the shareholders of GDS, entered into a Merger Agreement (the "GDS Merger Agreement"). The GDS Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference for all purposes.

         The GDS Merger Agreement provides for the merger of RWI/GDS Merger Sub with and into GDS, resulting in GDS becoming a wholly-owned subsidiary of Republic (the "GDS Merger"), on the terms set forth in the GDS Merger Agreement. The GDS Merger will be accounted for as a pooling of interests business combination. In exchange for all of the issued and outstanding shares of capital stock of GDS, the shareholders of GDS will be issued an aggregate of approximately 3.0 million shares of common stock, $0.01 par value, of Republic ("Republic Common Stock"). The terms and conditions of the GDS Merger were determined by arm's-length negotiations between Republic and GDS. The shares of Republic Common Stock to be issued in the GDS Merger will be restricted under Rule 145 promulgated under the Securities Act of 1933, as amended (the "Securities Act"), and will be registered under the Securities Act for resale by the former shareholders of GDS as soon as permitted under the terms of the GDS Merger Agreement.

         Closing of the transactions contemplated by the GDS Merger Agreement is subject to satisfying customary closing conditions and obtaining certain regulatory approvals, including expiration or early termination of applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended ("HSR Act"). The transactions contemplated by the GDS Merger Agreement will close promptly when all conditions are satisfied or waived, which is expected to occur by December 1995, and under the GDS Merger Agreement can occur no later than April 30, 1996 unless the parties otherwise agree.

         GDS is based in Hickory, North Carolina, and, through its wholly-owned subsidiaries, provides solid waste collection and
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disposal services to residential, commercial and industrial customers throughout western North Carolina. GDS will continue to employ its key officers and employees after the closing of the GDS Merger, and these individuals will be eligible to receive option grants from time to time under Republic's employee stock option plans.


PROPOSED ACQUISITION OF J.C. DUNCAN CO., INC. AND AFFILIATES.

         MERGER AGREEMENT. On November 11, 1995, Republic, several newly-formed Texas corporations and wholly-owned subsidiaries of Republic ("RWI/Duncan Merger Subs"), J.C. Duncan Co., Inc., Arlington Disposal Company, Inc., Grand Prairie Disposal Company, Inc., Trashaway Services, Inc., Tos-It Service Company, Inc., Wes Tex Waste Services, Inc., all Texas corporations, and certain affiliated entities (collectively, the "Duncan Companies"), and the shareholders of the Duncan Companies, entered into a Merger Agreement (the "Duncan Merger Agreement"). The Duncan Merger Agreement is attached hereto as Exhibit 2.2 and is incorporated herein by reference for all purposes.

         The Duncan Merger Agreement provides for the merger of the RWI/Duncan Merger Subs with and into the Duncan Companies, resulting in the Duncan Companies becoming wholly-owned subsidiaries of Republic (the "Duncan Mergers"), on the terms set forth in the Duncan Merger Agreement. The Duncan Mergers will be accounted for as pooling of interests business combinations.
In exchange for all of the issued and outstanding shares of capital stock of the Duncan Companies, the shareholders of the Duncan Companies will be issued an aggregate of appproximately 5.2 million shares of Republic Common Stock.
The terms and conditions of the Duncan Mergers were determined by arm's-length negotiations between Republic and the Duncan Companies. The shares of Republic Common Stock to be issued in the Duncan Mergers will be restricted under Rule 145 promulgated under the Securities Act, and will be registered under the Securities Act for resale by the former shareholders of the Duncan Companies as soon as permitted under the terms of the Duncan Merger Agreement.

         Closing of the transactions contemplated by the Duncan Merger Agreement is subject to satisfying customary closing conditions and obtaining certain regulatory approvals, including expiration or early termination of applicable waiting periods under the HSR Act. The transactions contemplated by the Duncan Merger Agreement will close promptly when all conditions are satisfied or waived, which is expected to occur by December 1995, and under the Duncan Merger Agreement can occur no later than March 1, 1996 unless the parties otherwise agree.

         The Duncan Companies are based in Arlington, Texas, and provide solid waste collection and disposal services to approximately 300,000 residential, commercial and industrial
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customers in the Dallas-Fort Worth metropolitan area and throughout western
Texas. The Duncan Companies also operate two municipally-owned solid waste landfills in west Texas. The Duncan Companies will continue to employ their key officers and employees after the closing of the Duncan Mergers, and these individuals will be eligible to receive option grants from time to time under Republic's employee stock option plans.


PROPOSED ACQUISITION OF FENNELL CONTAINER CO., INC. AND AFFILIATES

         MERGER AGREEMENT. On November 13, 1995, Republic, several newly-formed North Carolina corporations and wholly-owned subsidiaries of Republic (the "RWI/Fennell Merger Subs"), Fennell Container Co., Inc., Fennell Waste Systems, Inc., Fenn-Vac, Inc., Pepperhill Development Co., Inc., and GF/WWF, Inc., all North Carolina corporations (collectively, the "Fennell Companies"), and the shareholders of the Fennell Companies, entered into a Merger Agreement (the "Fennell Merger Agreement"). The Fennell Merger Agreement is attached hereto as Exhibit 2.3 and is incorporated herein by reference for all purposes.

         The Fennell Merger Agreement provides for the mergers of the RWI/Fennell Merger Subs with and into the Fennell Companies, resulting in the Fennell Companies becoming wholly-owned subsidiaries of Republic (the "Fennell Mergers"), on the terms set forth in the Fennell Merger Agreement. The Fennell Mergers will be accounted for as pooling of interests business combinations.
In exchange for all of the issued and outstanding shares of capital stock of the Fennell Companies, the shareholders of the Fennell Companies will be issued an aggregate of approximately 3.1 million shares of Republic Common Stock. The terms and conditions of the Fennell Mergers were determined by arm's-length negotiations between Republic and the Fennell Companies. The shares of Republic Common Stock to be issued in the Fennell Mergers will be restricted under Rule 145 promulgated under the Securities Act, and will be registered under the Securities Act for resale by the former shareholders of the Fennell Companies as soon as permitted under the terms of the Fennell Merger Agreement.

         Closing of the transactions contemplated by the Fennell Merger Agreement is subject to satisfying customary closing conditions and obtaining certain regulatory approvals, including expiration or early termination of applicable waiting periods under the HSR Act. The transactions contemplated by the Fennell Merger Agreement will close promptly when all conditions are satisfied or waived, which is expected to occur by December 1995, and under the Fennell Merger Agreement can occur no later than December 31, 1995 unless the parties otherwise agree.
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         The Fennell Companies are based in North Charleston, South Carolina, and provide solid waste collection, disposal and environmental services to more than 12,000 residential, commercial and industrial customers in and around Charleston and Greenville, South Carolina. The Fennell Companies will continue to employ their key officers and employees after the closing of the Fennell Mergers, and these individuals will be eligible to receive option grants from time to time under Republic's employee stock option plans.


ITEM 7.  FINANCIAL INFORMATION AND EXHIBITS.

(a) Financial Statements of Businesses Acquired. Not applicable at this time. Financial Statements for each of GDS, the Duncan Companies and the Fennell Companies will be filed after the closing of each such acquisition.

(b) Pro Forma Financial Information. Not applicable at this time. Pro Forma Financial Information, if required, for the acquisitions of GDS, the Duncan Companies and/or the Fennell Companies will be filed after the closing of such acquisitions.

(c) Exhibits. The Exhibits to this Report are listed in the Exhibit Index set forth elsewhere herein.
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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           REPUBLIC WASTE INDUSTRIES, INC.



Date:  November 13, 1995                   By:  /s/ Gregory K. Fairbanks
                                               ---------------------------
                                               Gregory K. Fairbanks,
                                               Chief Financial Officer and
                                               Executive Vice President

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                               INDEX TO EXHIBITS

Exhibit
Number           Exhibit

2.1 Merger Agreement dated as of October 31, 1995 by and among Republic Waste Industries, Inc., a Delaware corporation; RWI/GDS Mergersub, Inc., a North Carolina corporation and wholly-owned subsidiary of Republic; Garbage Disposal Service, Inc., a North Carolina corporation; Lee G. Brown, a North Carolina resident; and Mina Brown McLean, a South Carolina resident.

2.2 Merger Agreement dated as of November 11, 1995 by and among Republic Waste Industries, Inc., a Delaware corporation; RWI/JCD Inc., RWI/Grand Inc., RWI/Trashaway Inc., RWI/Tos-It Inc., RWI/WesTex Inc., RWI/Pantego I Inc., RWI/Pantego II Inc., RWI/Trucking I Inc., RWI/Trucking II Inc., all Texas corporations and wholly-owned subsidiaries of Republic; J.C. Duncan Company, Inc., Arlington Disposal Company, Inc., Grand Prarie Disposal Company, Inc., Trashaway Services, Inc., Tos-It Service Company, Inc., Wes Tex Waste Services, Inc., Pantego Service Company, Pantego I, Inc., Pantego II, Inc., E & E Truck Leasing, Ltd., EETL I, Inc., EETL II, Inc., all Texas corporations or partnerships and affiliates of J.C. Duncan Company, Inc. through common ownership or management; and Robert C. Duncan, Jannette T. Duncan, Dan R. Duncan, Debra A. Duncan, DeeDee Duncan Elliott, George Martin Duncan, Melinda Duncan Vince, Robert C. Duncan as Trustee of the Robert C. Duncan Annuity Trusts No.'s One, Two, Three and Four, and Jannette T. Duncan as Trustee of the Jannette T. Duncan Annuity Trusts No.'s One, Two, Three and Four, each residents of or Trusts formed under the laws of the States of Texas or Louisiana and who constitute all of the shareholders of one or more of the J.C. Duncan Company, Inc. and/or its affiliated entities.

2.3 Merger Agreement dated as of November 13, 1995 by and among Republic Waste Industries, Inc., a Delaware corporation;
                 RI/FCC Mergersub, Inc., RI/FWS Mergersub, Inc., RI/FV Mergersub, Inc., RI/PD Mergersub, Inc. and RI/Investment Co., Inc., each a South Carolina corporation and wholly-owned subsidiary of Republic; Fennell Waste Systems, Inc., Fennell Container Co., Inc., Fenn-Vac, Inc., Pepperhill Development Co., Inc., and GF/WWF, Inc., each a South Carolina corporation; and George W. Fennell, Robert N. Shepard, G.
                 Scott Fennell, S. Allison Fennell, Debra A. Haschker, James R. Bland, John H. Chapman, Jeffrey A. Forslund and Leo J. Zolnierowicz, all of the shareholders of the Fennell Companies.